Exhibit 4.28

Power of Attorney Agreement

This Power of Attorney Agreement (hereinafter this “Agreement”) is made in Shenzhen, the People’s Republic of China(“China”) on January 25, 2019 by and between the following parties.

Party A:                     Shenzhen Lexin Software Technology Co., Ltd., a limited company duly incorporated and existing under the laws of China, whose Unified Social Credit Code is 91440300MA5ED2L92Q; and

Party B:                     CHNE Hua, a Chinese citizen whose identification number is ******************.

Party A and Party B shall be hereinafter referred to as a “Party” individually and the “Parties” collectively.

WHEREAS

Party B holds 17.5% of the equity interests (“Party B Equity”) in Shenzhen Mengtian Technology Co., Ltd. (“Mengtian Technology”).

Now Therefore, the Parties hereby agree as follows through mutual negotiations:

Party B hereby irrevocably authorizes Party A to exercise the following rights with respect to Party B Equity during the term of this Agreement.

Party A is hereby authorized as the sole and exclusive agent and attorney to act generally on behalf of Party B with respect to all matters relating to Party B Equity, including but not limited to (1) attending the Shareholders Meeting of Mengtian Technology; (2) exercising all the powers and voting rights of Party B as the shareholder in accordance to Chinese laws and the articles of association of Mengtian Technology, including but not limited to on the sale, transfer, pledge or disposal of partial or entire Party B Equity; and (3) designating and appointing the legal representative, chairman of the Board, directors, supervisors, chief executive officers and other senior management members on behalf of Party B.

Without prejudice to the generality of the powers conferred upon by this Agreement, Party A shall be entitled as authorized by this Agreement, to act on behalf of Party B to sign the Transfer Contracts as specified in the Exclusive Purchase Option Agreement (to which Party B shall be a party) and execute the Equity Pledge Agreement and the Exclusive Purchase Option Agreement signed on the same day with this Agreement and to which it is a party. The conclusion of the contracts aforementioned and the forms of the contractual rights therein shall not affect the authorization hereunder to any extent.

All actions taken by Party A in relation to Party B Equity shall be deemed as Party B’s own actions and all the documents signed by Party A shall be deemed as signed by Party B. Party B hereby acknowledges and approves the actions taken by and/or documents signed by Party A.

Party A shall be entitled at its discretion to delegate or transfer to any other person or entity the rights in relation to the aforementioned issues without prior notification to or consent of Party B.

During the term of Party B as a shareholder of Mengtian Technology, this Agreement and the authorization hereunder shall be irrevocable and remain in full force as from the execution date hereof.

During the term of this Agreement, Party B hereby waives all the rights conferred upon Party A hereunder with respect to Party B Equity and shall not exercise such rights on its own.

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event that the Parties fail to reach an agreement within 30 days after either Party requests to the other Party for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration in accordance with its then effective arbitration rules. The arbitration shall be conducted in Beijing. The arbitration award shall be final and binding on both Parties.

The Power of Attorney executed by the Parties on August 27, 2018 shall be automatically terminated as at the execution date hereof.

This Agreement shall be written in Chinese in duplicates of equal legal force, with each party holding one.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Power of Attorney Agreement as of the date first above written.

Party A:	Shenzhen Lexin Software Technology Co., Ltd

By:	/s/ XIAO Wenjie

Name:	XIAO Wenjie

Title:	Legal Representative

Party B:

Signature:	/s/ CHEN Hua

Name:	CHEN Hua

Power of Attorney Agreement

This Power of Attorney Agreement (hereinafter this “Agreement”) is made in Shenzhen, the People’s Republic of China(“China”) on January 25, 2019 by and between the following parties.

Party A:                     Shenzhen Lexin Software Technology Co., Ltd., a limited company duly incorporated and existing under the laws of China, whose Unified Social Credit Code is 91440300MA5ED2L92Q; and

Party B:                     QIAO Qian, a Chinese citizen whose identification number is ******************.

Party A and Party B shall be hereinafter referred to as a “Party” individually and the “Parties” collectively.

WHEREAS

Party B holds 7.5% of the equity interests (“Party B Equity”) in Shenzhen Mengtian Technology Co., Ltd. (“Mengtian Technology”).

Now Therefore, the Parties hereby agree as follows through mutual negotiations:

Party B hereby irrevocably authorizes Party A to exercise the following rights with respect to Party B Equity during the term of this Agreement.

Party A is hereby authorized as the sole and exclusive agent and attorney to act generally on behalf of Party B with respect to all matters relating to Party B Equity, including but not limited to (1) attending the Shareholders Meeting of Mengtian Technology; (2) exercising all the powers and voting rights of Party B as the shareholder in accordance to Chinese laws and the articles of association of Mengtian Technology, including but not limited to on the sale, transfer, pledge or disposal of partial or entire Party B Equity; and (3) designating and appointing the legal representative, chairman of the Board, directors, supervisors, chief executive officers and other senior management members on behalf of Party B.

Without prejudice to the generality of the powers conferred upon by this Agreement, Party A shall be entitled as authorized by this Agreement, to act on behalf of Party B to sign the Transfer Contracts as specified in the Exclusive Purchase Option Agreement (to which Party B shall be a party) and execute the Equity Pledge Agreement and the Exclusive Purchase Option Agreement signed on the same day with this Agreement and to which it is a party. The conclusion of the contracts aforementioned and the forms of the contractual rights therein shall not affect the authorization hereunder to any extent.

All actions taken by Party A in relation to Party B Equity shall be deemed as Party B’s own actions and all the documents signed by Party A shall be deemed as signed by Party B. Party B hereby acknowledges and approves the actions taken by and/or documents signed by Party A.

Party A shall be entitled at its discretion to delegate or transfer to any other person or entity the rights in relation to the aforementioned issues without prior notification to or consent of Party B.

During the term of Party B as a shareholder of Mengtian Technology, this Agreement and the authorization hereunder shall be irrevocable and remain in full force as from the execution date hereof.

During the term of this Agreement, Party B hereby waives all the rights conferred upon Party A hereunder with respect to Party B Equity and shall not exercise such rights on its own.

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event that the Parties fail to reach an agreement within 30 days after either Party requests to the other Party for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration in accordance with its then effective arbitration rules. The arbitration shall be conducted in Beijing. The arbitration award shall be final and binding on both Parties.

The Power of Attorney executed by the Parties on August 27, 2018 shall be automatically terminated as at the execution date hereof.

This Agreement shall be written in Chinese in duplicates of equal legal force, with each party holding one.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Power of Attorney Agreement as of the date first above written.

Party A:	Shenzhen Lexin Software Technology Co., Ltd

By:	/s/ XIAO Wenjie

Name:	XIAO Wenjie

Title:	Legal Representative

Party B:

Signature:	/s/ QIAO Qian

Name:	QIAO Qian

Power of Attorney Agreement

This Power of Attorney Agreement (hereinafter this “Agreement”) is made in Shenzhen, the People’s Republic of China(“China”) on January 25, 2019 by and between the following parties.

Party A:                     Shenzhen Lexin Software Technology Co., Ltd., a limited company duly incorporated and existing under the laws of China, whose Unified Social Credit Code is 91440300MA5ED2L92Q; and

Party B:                     ZHOU Xiaoting, a Chinese citizen whose identification number is ******************.

Party A and Party B shall be hereinafter referred to as a “Party” individually and the “Parties” collectively.

WHEREAS

Party B holds 17.5% of the equity interests (“Party B Equity”) in Shenzhen Mengtian Technology Co., Ltd. (“Mengtian Technology”).

Now Therefore, the Parties hereby agree as follows through mutual negotiations:

Party B hereby irrevocably authorizes Party A to exercise the following rights with respect to Party B Equity during the term of this Agreement.

Party A is hereby authorized as the sole and exclusive agent and attorney to act generally on behalf of Party B with respect to all matters relating to Party B Equity, including but not limited to (1) attending the Shareholders Meeting of Mengtian Technology; (2) exercising all the powers and voting rights of Party B as the shareholder in accordance to Chinese laws and the articles of association of Mengtian Technology, including but not limited to on the sale, transfer, pledge or disposal of partial or entire Party B Equity; and (3) designating and appointing the legal representative, chairman of the Board, directors, supervisors, chief executive officers and other senior management members on behalf of Party B.

Without prejudice to the generality of the powers conferred upon by this Agreement, Party A shall be entitled as authorized by this Agreement, to act on behalf of Party B to sign the Transfer Contracts as specified in the Exclusive Purchase Option Agreement (to which Party B shall be a party) and execute the Equity Pledge Agreement and the Exclusive Purchase Option Agreement signed on the same day with this Agreement and to which it is a party. The conclusion of the contracts aforementioned and the forms of the contractual rights therein shall not affect the authorization hereunder to any extent.

All actions taken by Party A in relation to Party B Equity shall be deemed as Party B’s own actions and all the documents signed by Party A shall be deemed as signed by Party B. Party B hereby acknowledges and approves the actions taken by and/or documents signed by Party A.

Party A shall be entitled at its discretion to delegate or transfer to any other person or entity the rights in relation to the aforementioned issues without prior notification to or consent of Party B.

During the term of Party B as a shareholder of Mengtian Technology, this Agreement and the authorization hereunder shall be irrevocable and remain in full force as from the execution date hereof.

During the term of this Agreement, Party B hereby waives all the rights conferred upon Party A hereunder with respect to Party B Equity and shall not exercise such rights on its own.

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event that the Parties fail to reach an agreement within 30 days after either Party requests to the other Party for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration in accordance with its then effective arbitration rules. The arbitration shall be conducted in Beijing. The arbitration award shall be final and binding on both Parties.

The Power of Attorney executed by the Parties on August 27, 2018 shall be automatically terminated as at the execution date hereof.

This Agreement shall be written in Chinese in duplicates of equal legal force, with each party holding one.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Power of Attorney Agreement as of the date first above written.

Party A:	Shenzhen Lexin Software Technology Co., Ltd

By:	/s/ XIAO Wenjie

Name:	XIAO Wenjie

Title:	Legal Representative

Party B:

Signature:	/s/ ZHOU Xiaoting

Name:	ZHOU Xiaoting

Power of Attorney Agreement

This Power of Attorney Agreement (hereinafter this “Agreement”) is made in Shenzhen, the People’s Republic of China(“China”) on January 25, 2019 by and between the following parties.

Party A:                     Shenzhen Lexin Software Technology Co., Ltd., a limited company duly incorporated and existing under the laws of China, whose Unified Social Credit Code is 91440300MA5ED2L92Q; and

Party B:                     XU Shan, a Chinese citizen whose identification number is ******************.

Party A and Party B shall be hereinafter referred to as a “Party” individually and the “Parties” collectively.

WHEREAS

Party B holds 5% of the equity interests (“Party B Equity”) in Shenzhen Mengtian Technology Co., Ltd. (“Mengtian Technology”).

Now Therefore, the Parties hereby agree as follows through mutual negotiations:

Party B hereby irrevocably authorizes Party A to exercise the following rights with respect to Party B Equity during the term of this Agreement.

Party A is hereby authorized as the sole and exclusive agent and attorney to act generally on behalf of Party B with respect to all matters relating to Party B Equity, including but not limited to (1) attending the Shareholders Meeting of Mengtian Technology; (2) exercising all the powers and voting rights of Party B as the shareholder in accordance to Chinese laws and the articles of association of Mengtian Technology, including but not limited to on the sale, transfer, pledge or disposal of partial or entire Party B Equity; and (3) designating and appointing the legal representative, chairman of the Board, directors, supervisors, chief executive officers and other senior management members on behalf of Party B.

Without prejudice to the generality of the powers conferred upon by this Agreement, Party A shall be entitled as authorized by this Agreement, to act on behalf of Party B to sign the Transfer Contracts as specified in the Exclusive Purchase Option Agreement (to which Party B shall be a party) and execute the Equity Pledge Agreement and the Exclusive Purchase Option Agreement signed on the same day with this Agreement and to which it is a party. The conclusion of the contracts aforementioned and the forms of the contractual rights therein shall not affect the authorization hereunder to any extent.

All actions taken by Party A in relation to Party B Equity shall be deemed as Party B’s own actions and all the documents signed by Party A shall be deemed as signed by Party B. Party B hereby acknowledges and approves the actions taken by and/or documents signed by Party A.

Party A shall be entitled at its discretion to delegate or transfer to any other person or entity the rights in relation to the aforementioned issues without prior notification to or consent of Party B.

During the term of Party B as a shareholder of Mengtian Technology, this Agreement and the authorization hereunder shall be irrevocable and remain in full force as from the execution date hereof.

During the term of this Agreement, Party B hereby waives all the rights conferred upon Party A hereunder with respect to Party B Equity and shall not exercise such rights on its own.

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event that the Parties fail to reach an agreement within 30 days after either Party requests to the other Party for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration in accordance with its then effective arbitration rules. The arbitration shall be conducted in Beijing. The arbitration award shall be final and binding on both Parties.

The Power of Attorney executed by the Parties on August 27, 2018 shall be automatically terminated as at the execution date hereof.

This Agreement shall be written in Chinese in duplicates of equal legal force, with each party holding one.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Power of Attorney Agreement as of the date first above written.

Party A:	Shenzhen Lexin Software Technology Co., Ltd

By:	/s/ XIAO Wenjie

Name:	XIAO Wenjie

Title:	Legal Representative

Party B:

Signature:	/s/ XU Shan

Name:	XU Shan

Power of Attorney Agreement

This Power of Attorney Agreement (hereinafter this “Agreement”) is made in Shenzhen, the People’s Republic of China(“China”) on January 25, 2019 by and between the following parties.

Party A:                     Shenzhen Lexin Software Technology Co., Ltd., a limited company duly incorporated and existing under the laws of China, whose Unified Social Credit Code is 91440300MA5ED2L92Q; and

Party B:                     XIAO Wenjie a Chinese citizen whose identification number is ******************.

Party A and Party B shall be hereinafter referred to as a “Party” individually and the “Parties” collectively.

WHEREAS

Party B holds 45% of the equity interests (“Party B Equity”) in Shenzhen Mengtian Technology Co., Ltd. (“Mengtian Technology”).

Now Therefore, the Parties hereby agree as follows through mutual negotiations:

Party B hereby irrevocably authorizes Party A to exercise the following rights with respect to Party B Equity during the term of this Agreement.

Party A is hereby authorized as the sole and exclusive agent and attorney to act generally on behalf of Party B with respect to all matters relating to Party B Equity, including but not limited to (1) attending the Shareholders Meeting of Mengtian Technology; (2) exercising all the powers and voting rights of Party B as the shareholder in accordance to Chinese laws and the articles of association of Mengtian Technology, including but not limited to on the sale, transfer, pledge or disposal of partial or entire Party B Equity; and (3) designating and appointing the legal representative, chairman of the Board, directors, supervisors, chief executive officers and other senior management members on behalf of Party B.

Without prejudice to the generality of the powers conferred upon by this Agreement, Party A shall be entitled as authorized by this Agreement, to act on behalf of Party B to sign the Transfer Contracts as specified in the Exclusive Purchase Option Agreement (to which Party B shall be a party) and execute the Equity Pledge Agreement and the Exclusive Purchase Option Agreement signed on the same day with this Agreement and to which it is a party. The conclusion of the contracts aforementioned and the forms of the contractual rights therein shall not affect the authorization hereunder to any extent.

All actions taken by Party A in relation to Party B Equity shall be deemed as Party B’s own actions and all the documents signed by Party A shall be deemed as signed by Party B. Party B hereby acknowledges and approves the actions taken by and/or documents signed by Party A.

Party A shall be entitled at its discretion to delegate or transfer to any other person or entity the rights in relation to the aforementioned issues without prior notification to or consent of Party B.

During the term of Party B as a shareholder of Mengtian Technology, this Agreement and the authorization hereunder shall be irrevocable and remain in full force as from the execution date hereof.

During the term of this Agreement, Party B hereby waives all the rights conferred upon Party A hereunder with respect to Party B Equity and shall not exercise such rights on its own.

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event that the Parties fail to reach an agreement within 30 days after either Party requests to the other Party for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration in accordance with its then effective arbitration rules. The arbitration shall be conducted in Beijing. The arbitration award shall be final and binding on both Parties.

The Power of Attorney executed by the Parties on August 27, 2018 shall be automatically terminated as at the execution date hereof.

This Agreement shall be written in Chinese in duplicates of equal legal force, with each party holding one.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Power of Attorney Agreement as of the date first above written.

Party A:	Shenzhen Lexin Software Technology Co., Ltd

By:	/s/ XIAO Wenjie

Name:	XIAO Wenjie

Title:	Legal Representative

Party B:

Signature:	/s/ XIAO Wenjie

Name:	XIAO Wenjie

Power of Attorney Agreement

This Power of Attorney Agreement (hereinafter this “Agreement”) is made in Shenzhen, the People’s Republic of China(“China”) on January 25, 2019 by and between the following parties.

Party A:                     Shenzhen Lexin Software Technology Co., Ltd., a limited company duly incorporated and existing under the laws of China, whose Unified Social Credit Code is 91440300MA5ED2L92Q; and

Party B:                     WEI Jianwei, a Chinese citizen whose identification number is ******************.

Party A and Party B shall be hereinafter referred to as a “Party” individually and the “Parties” collectively.

WHEREAS

Party B holds 7.5% of the equity interests (“Party B Equity”) in Shenzhen Mengtian Technology Co., Ltd. (“Mengtian Technology”).

Now Therefore, the Parties hereby agree as follows through mutual negotiations:

Party B hereby irrevocably authorizes Party A to exercise the following rights with respect to Party B Equity during the term of this Agreement.

Party A is hereby authorized as the sole and exclusive agent and attorney to act generally on behalf of Party B with respect to all matters relating to Party B Equity, including but not limited to (1) attending the Shareholders Meeting of Mengtian Technology; (2) exercising all the powers and voting rights of Party B as the shareholder in accordance to Chinese laws and the articles of association of Mengtian Technology, including but not limited to on the sale, transfer, pledge or disposal of partial or entire Party B Equity; and (3) designating and appointing the legal representative, chairman of the Board, directors, supervisors, chief executive officers and other senior management members on behalf of Party B.

Without prejudice to the generality of the powers conferred upon by this Agreement, Party A shall be entitled as authorized by this Agreement, to act on behalf of Party B to sign the Transfer Contracts as specified in the Exclusive Purchase Option Agreement (to which Party B shall be a party) and execute the Equity Pledge Agreement and the Exclusive Purchase Option Agreement signed on the same day with this Agreement and to which it is a party. The conclusion of the contracts aforementioned and the forms of the contractual rights therein shall not affect the authorization hereunder to any extent.

All actions taken by Party A in relation to Party B Equity shall be deemed as Party B’s own actions and all the documents signed by Party A shall be deemed as signed by Party B. Party B hereby acknowledges and approves the actions taken by and/or documents signed by Party A.

Party A shall be entitled at its discretion to delegate or transfer to any other person or entity the rights in relation to the aforementioned issues without prior notification to or consent of Party B.

During the term of Party B as a shareholder of Mengtian Technology, this Agreement and the authorization hereunder shall be irrevocable and remain in full force as from the execution date hereof.

During the term of this Agreement, Party B hereby waives all the rights conferred upon Party A hereunder with respect to Party B Equity and shall not exercise such rights on its own.

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event that the Parties fail to reach an agreement within 30 days after either Party requests to the other Party for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration in accordance with its then effective arbitration rules. The arbitration shall be conducted in Beijing. The arbitration award shall be final and binding on both Parties.

The Power of Attorney executed by the Parties on August 27, 2018 shall be automatically terminated as at the execution date hereof.

This Agreement shall be written in Chinese in duplicates of equal legal force, with each party holding one.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Power of Attorney Agreement as of the date first above written.

Party A:	Shenzhen Lexin Software Technology Co., Ltd

By:	/s/ XIAO Wenjie

Name:	XIAO Wenjie

Title:	Legal Representative

Party B:

Signature:	/s/ WEI Jianwei

Name:	WEI Jianwei